CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 99.1

EXCLUSIVE DISTRIBUTION AGREEMENT

This EXCLUSIVE DISTRIBUTION AGREEMENT is entered on 5th APRIL, 2011 by and between: (1) SKY UNICORN HOLDINGS LIMITED, a 51% owned subsidiary of Biofield Corporation (a public listed company in the United States), and is a company Incorporated in the British Virgin Islands and having its business office at Unit 5l l, 5/F., Block A, Ming Pao Industrial Centre, 18 Ka Yip Street, Chai Wan, Hong Kong ("the Company"); and (2) MCKINLEY INFOCAPITAL, Inc., a corporation registered in the United States of America with the registered address of head office at 468 N. Camden Dr. Beverly Hills, CA 90210, U.S.A. and Korean branch office at #1004, Trapalace,10-1,Sunae-dong, Bundang-Gu, Seongnam-Si, (the "Distributor").

WHEREAS, Sky Unicorn Holdings Limited (Company) verifies and guarantees that it owns the business license and authorized management right to prepare and sign the “EXCLUSIVE DISTRIBUTION AGREEMENT” per “Territory” for the “Products” specified below in its sole discretion with “Distributor” by attaching notarized documents, agreement and power of attorney of Annex 5.

Article 1 (Definition)

Unless the terms of this Agreement provide otherwise, the following terms shall have the meanings set forth below

①
“Contracted products” or “Products” shall refer to following products and “Company” shall grant “Distributor” with the first right to buy the upgraded “Products”, new and/or modified models which “Company” shall launch in future.

Product Codes	Description	Remarks
710-10001-001/710-10002-001	BDS(Breast cancer Diagnostic System)	The 3rd Generation Body
06WBIO-9	Disposable Diagnostic sensor	18 pieces(1SET)

②	“Territory” shall mean [Korea] and could be amended or added by written agreement between both parties.

③
As “Distributer” has acquired the qualification of the official importer and distributor in the “Territory”, and in order to enhance the specialty and efficiency of sales and management of “Products”, the “Distributor” may conclude a contract to entrust the sales of “Products” to other specialized company in its sole discretion while it only works for representing the “Company” as an official importer.

④
Neither “DISTRIBUTOR” nor its sister company nor its affiliates shall directly or indirectly market or sell any “PRODUCTS” and/or sell to any who shall sell outside the Territory without written prior consent of “Company” unless otherwise both parties have expressly agreed.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 2 (Appointment and Acceptance)

①	“Company” shall appoint “Distributor” as the exclusive distributor of products in “Territory” under terms and conditions of this agreement and ‘Distributor” accepts it.

②
The term of “Exclusive Distributor” means that “Company” shall not directly sell “Contracted products”, model modified products and new launching products either appoint other individual or firm as “Exclusive Distributor” in the “Territory”.

③
Any right or obligation of “Distributor” specified in this agreement shall not be transferred to the 3rd corporate or individual without prior written consent of “Company” except specified on provision ③ of article 1 of this agreement.

Article 3 (Price, Order placement, Payment, Shipping and Return)

①	“Company” agrees to supply “Products” and “Distributor” agrees to buy products under terms and conditions of this agreement

②
All prices of products which “Company” quotes to “Distributor” shall be fixed per yearly base and the price discount rate of products shall be determined according to quarterly or yearly order quantity. The prices of products for the first business year (from 5th April 2011 till 4th April 2012) are listed on the Annex 1.

③	“Distributor” shall place an order to “Company” by issuing purchase order describing exact product name and required quantity together with clear instructions for packing, invoice and shipping.

④	“Company” shall ship “Products” within 45 days from receipt of purchase order and payment (Cash payment or opening L/C) of “Products” at CIF Korea (or Incheon of Busan port)

⑤	“Company” shall deliver “Products” in time as requested on the purchase order so that “Distributor” could sell minimum order quantity of article 4 timely in the “Territory”.

⑥	“Distributor” shall pay for the 1st purchase order (purchase order) as specified on the Annex 3.

⑦
For the payment after the 1st purchase order of Annex 3, “Distributor” shall pay 50% of the order amount by T/T in advance, and pay for the rest 50% by L/C after “Company” ship (or sent) “Products” of the order or by cash before delivering “Products” to “Distributor”.

⑧	For returning products, “Distributor” shall return products to “Distributor” only after receiving written approval from “Company”.

⑨	Payment currency shall be [US Dollar]

⑩
For any tax incurred according to performing this agreement, each party shall pay the tax incurred in its own country without shifting the liability to the other party. In addition, one party should submit any needed documents such as Tax Clearance Certificate to the other party when it needs tax reduction or exemption according to Elimination of Double Taxation Treaty between Korea and USA.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 4 (Minimum Order Quantity)

①	“Distributor” should purchase following minimum quantity of products from “Company”

Contract Year	Period	Minimum order quantity
		BDS body	Disposable sensor set
1st Contract year	Till 4th April 2012	[*]	[*]
2nd Contract year	Till 4th April 2013	[*]	[*]
3rd Contract year	Till 4th April 2014	[*]	[*]
4th Contract year	Till 4th April 2015	[*]	[*]

②
However, the minimum order quantity of the 1st Contract year shall be applied from the time when “Distributor” obtains the approval of Korea FDA for importing and selling “Products” in the “Territory”.

③	The minimum order quantity of this article shall be the quantity which actually delivered to “Distributor” by “Company”, and the quantity which returned to “Company” shall be excluded.

④
Minimum order quantity of this article could be adjusted according to policy of “MacKay Life Science” {Sky Unicorn Holdings}, the head office of “Products” and environment of sales in the “Territory”, but only by final agreement through sufficient discussions between “Distributor” and “Company”.

Article 5 (Technical Support)

①
“Company” shall provide ‘Distributor” in the “Territory” with information, instruction manual and materials suitable for promotion and advertisement of the products, as it considers necessary or useful for “Distributor”. However, “Company” may quote the cost required to “Distributor” when it considers the cost incurred shall be excessively high.

②
When necessary for introducing new products or enhancing the level of installation, maintenance and A/S , “Company” shall train reasonable number of technical staffs of “Distributor” at “MacKay Life Science”{Sky Unicorn Holdings} in USA under mutual agreement. In this case, cost for round air tickets and general expenses of technical staffs shall be borne by “Distributor” while cost for accommodation and food for them shall be borne by “Company”

③	The language of above technical support and necessary materials shall be English.

_______________________

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 6 (Parts Supply)

①
“Distributor” should keep sufficient inventory of parts for smooth A/S of products and “Company” shall inform “Distributor” of details of parts necessary for A/S of products. The plan for supplying parts and their prices shall be fixed 90 days before starting sales in the “Territory”.

②	“Company” shall have to continuously supply parts to “Distributor” as long as “Distributor” buys “Products” from “Company” under this agreement.

③	Types, quantity and prices of parts shall be set forth by “Company”.

Article 7 (Inspection and Warranty of “Products”)

①
“Company” shall guarantee that “Products” being supplied to “Distributor” under this agreement shall have the same performance and functions as those of “the 3rd generation products” specified on the attached Annex 4.

②
“Company” shall have to compensate for any financial or mental damages by 100% which are incurred to “Distributor” when it is difficult for “Distributor” to continue “Sales of Products” by the difference of material performance and functions of “Products” against the warranty as specified on clause ① of this article.

③	“Company” shall not be responsible for any derivative damages from any misuse of information for “Products” specified on the Annex 4 by “Distributor”.

④
“Distributor” shall have to inspect “Products” immediately after receipt at its cost in order to check whether “Products” arrived achieved the quality level as agreed in written between the parties or not. When products not meet the agreed quality level from proper inspection are found, “Company” shall replace the defective products or parts at free. However, warranty period of free replacement shall be 1 year from the date when final customer bought the “Products” in the “Territory”.

⑤	“Company” shall guarantee no defect in material and craftsmanship of the products but this guarantee shall not apply to below cases of clause ⑥.

⑥	Breach of proper using method such as misuse, mishandle, accident, abuse, improper repair or modification.

⑦	“Distributor” should submit details of defects of the “Products” in written report to “Company” within 30 days from receipt of products when it raises any claim for defective products.

⑧
“Company” shall conduct the free A/S for any defective “Products” due to defects in craftsmanship for 1 year from the date when “Distributor” delivered the “Products” to the final customer, and the way of free A/S shall be supplying parts free or paying the A/S cost.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 8 (Obligation of “Distributor”)

①	“Distributor” shall regularly distribute promotional materials and conduct a multimedia market survey as may be necessary to promote the “Products” to customers within the “Territory” at its own cost.

②
”Distributor” shall keep reasonable level of inventory of products in order to timely meet customer’s demand. In addition, “Distributor” shall provide customers with proper A/S by keeping reasonable parts inventory for replacement, facility and manpower.

③
“Company” should protect “Distributor” by effecting proper insurance in order to hedge any risk from products liability or other problems in craftsmanship, and indemnify “Distributor” from any damage which is not covered by the insurance.

Article 9 (Collaborations between “Company” and Distributor”)

①
The parties understand that the “Products” must be duly registered, approved and permitted for their import and sales in and from competent authority in the “Territory” (Korea FDA) before “Contracted products” are to be sold and marketed officially in the “Territory”.

②
“Distributor” shall conduct works required for obtaining approval from government authority to sell the “Products” in the “Territory” and “Company” shall have to provide “Distributor” with materials related to approval of “Products” in time without limitation when “Distributor” requests.

③	“Company”, in its sole discretion, may modify, replace, or improve the products without prior notice to “Distributor” within the limitation that it does not cause any damage to “Distributor”.

④
“Distributor” shall not make nor permit any of its employees, agents, sales representatives or subcontractors to make any representation with respect to or otherwise describe any “Products” distributed and sold hereunder except in strict accordance with literature relating thereto and written descriptions thereof.

⑤	“Distributor” shall advise “Company” promptly of any laws or regulations which would affect the importation of the “Products” into the “Territory”.

⑥
“Distributor” shall not disclose to any competitor of “Company” or “Distributor” any trade secrets, inventions, operating procedures, price data, catalogues, and any information which “Company” may have revealed during the term of this Agreement or obtained by “Distributor” through its representation of “Company”.

⑦
“Company” shall undertake the defense of any legal action or claim that the “Products” infringe any patents, trademarks, or copyrights in the “Territory” appointing the lawyer under its own responsibility and cost

⑧
“Company” shall provide product sales training to qualified staff of “Distributor”. The place, content and duration of training shall be decided by discussion between “Company” and “Distribution”. The cost of “Company” required for the training shall be borne by “Company” for 2 times but the cost afterwards shall be borne by “Distributor”.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

⑨
“Company” shall provide marketing support such as sending exhibits, product specialists, application specialists or sales and marketing staff to the “Territory” to support marketing activities organized by “Distributor”.

⑩
“Distributor” shall take care that adequate installation and service facilities will be made available for the “Products” sold in the “Territory” and to that end will maintain an adequate stock of service and replacement parts, as well as a proper and efficient service-organization staffed with capable technicians so as to be able to give adequate technical service for the installation as well as for the constant supervision and maintenance of the “Products” sold in the “Territory”.

Article 10 (Obligation of Notice)

The parties of this agreement shall have to notify the other party of material matter in respect to sales of the “products” in the “Territory” and execution of obligations of this agreement.

Article 11 (Addition, Supplement and Modification of Agreement)

After signing this agreement, the parties may request the other party to add, supplement, modify and improve contents of this agreement when both parties considers as necessary for the business, but it shall be limited to only matters which both parties agreed in written.

Article 12 (Term of Agreement)

①	This agreement shall be effective on signing by the parties for [4 years] from Effective date unless terminated under article 13.

②
This agreement shall be automatically extended for another [4 years] unless the other party notifies its election to terminate in written 3 months prior to the expiry date during the term or extended term of this agreement.

Article 13 (Amendment and Termination of the Agreement)

This agreement shall be terminated by notifying the other party in written when one of following cases occurs.

①
When any party significantly neglects or delays provisions, obligations or responsibilities of this agreement that the other party is not able to perform the agreement any more due to material and mental damages caused.

②	When a bill or check is bounced.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

③	When petition of bankruptcy, insolvency or appointing receiver is filed.

④	When a party is not able to conduct business for more than 3 months due to attachment, provisional attachment or provisional disposition, or an auction is filed after final decision from the court.

⑤	When dismantled or the whole or substantial part of business is assigned to 3rd party.

⑥	When any other material reason occurred that this agreement is difficult to be performed.

⑦
When a party breaches its obligations and agreed responsibilities set forth in this agreement and fails to cure breaches within 30 days from the request by the other party, then the other party shall have the right to terminate this agreement within 30 days from the time 30 days has passed from the request of the cure.

Article 14 (Failure of performing Agreement by Force Majeure)

①
Neither party shall be responsible for delays or failure of performance resulting from acts beyond the reasonable control of such party.  Such acts shall include, but not limited to, earth quake, typhoon, flood, fire, strike, labor-management disputes, war and civil disturbance, riot and economic disorder etc.

②
When the force majeure of clause ① of this article continues for more than 3 months, a party in the problem shall put efforts and find the best way to solve the problem. If the problem still can’t be solved within 3 months, then the other party may terminate this agreement by sending a written notice, and there shall be no claims for damages. However, any credit occurred before the force majeure occurred shall not be destroyed.

Article 15 (Notice)

All notices required under this Agreement shall be given by registered or certified mail or facsimile confirmed to the latest address, and also both parties should inform the other of the fact that address is changed. However, both parties shall follow separate notification method such as email notice designated by the other party if they agreed to.

All notices required under this Agreement shall be given by registered or certified mail or facsimile confirmed or email and addressed as follows:

“Company”
Sky Unicorn Holdings Limited.
Attention: Shane R Mulcahy
Address: Unit 511, 5/F., Block A, Ming Pao Industrial Centre, 18 Ka Yip Street, Chai Wan, Hong Kong

“Distributor”
MACKINLEY INFOCAPITAL, Inc.
Attention: HALEN BACH, TAEHYUNG KIM
Address: #1004, Trapalace, 10-1, Sunae-Dong, Bundang-Gu, Seongnam-Si, Gyeonggi-Do, Korea

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 16 (Interpretation of Agreement)

①	Any item not set forth on the agreement shall be determined by mutual discussion.

②	Any difference in interpretation of this agreement shall be subject to commercial practice.

Article 17 (Applicable Law and Arbitration)

①	This agreement shall be governed by laws of [Korea]

②
When any dispute occurs in respect to this agreement, both parties shall have to put efforts to solve it through discussion. However, in case such a solution through discussion is not available, it shall be solved as final to bind both parties by arbitration under rules of Korea Commercial Arbitration Board.

Article 18 (Indemnity)

①	Any party of this agreement shall have to compensate for any damage which it caused to the other party regardless of termination of this agreement.

②
The amount of damage shall be calculated by the party who received the damage and shall be claimed to the other party. If the other party has any objection for the claim, both parties may have public adjuster and specialized lawyer determine the amount of the damage.

Article 19 (Language)

①	This agreement shall be written in English.

②	The language used in all discussion, information and material text through this agreement shall be English.

Article 20 (Entire Agreement)

This Agreement, including any schedules referred to herein, which are hereby incorporated in and made a part of this Agreement, constitutes the entire contract between the parties with respect to the subject matter covered by this Agreement. This Agreement supersedes all previous written or oral agreements and understandings, if any, by and between the parties with respect to the subject matter covered by this Agreement. All items not specified in this agreement, and anything not clearly expressed either represented shall not bind any party of this agreement.

Article 21 (First Rider Clause)

①
“Company” shall grant “Distributor” the exclusive first refusal option and preferential right to conclude the contract of exclusive distributor agreement per Asian countries specified on the Annex 2 other than Asian countries where MacKay Life Science Inc (SKY UNICORN HOLDINGS) already made into exclusive distributor agreement. However, the period during which ‘Distributor” may conclude the contract of exclusive distributor agreement per Asian countries described on the Annex 2 shall be limited to 90 days from the date of signing this agreement.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

②
After above 90 days passed over, “Distributor” shall agree and accept the fact that whoever out of “Distributor” and Mackay Life Science Inc (SKY UNICORNS HOLDINGS) signed the agreement which meets said conditions shall have the right to conclude the contract of exclusive distributor agreement in Asian countries.

③
The condition that “Distributor” shall conclude the contract of exclusive distributor agreement per Asian countries specified on the Annex 2 shall be to meet the condition of minimum order quantity of the “Products”.

④	The condition of minimum order quantity of the “Products” per Asian countries specified on the Annex 2 shall be discussed and agreed between the parties.

⑤
Rights, obligations, agreements and performances of “Distributor” specified in this agreement shall be automatically succeeded to a new corporate which “Distributor” shall establish as a majority in management.

IN WITNESS WHEREOF, the parties hereto have affixed their signatures under name of each party and have caused this agreement to be executed in two originals, with each party retaining one fully original copy.

Annex 1: Initial price list of the “Products” for “Distributor”

Annex 2: Asian Countries for exclusive distributor other than Korea

Annex 3: 1st Purchase Order of the “Products”

Annex 4: Certificate of Performance and Functions of the “Products”.

Annex 5: List of verifying ownership of business right of Sky Unicorn Holdings Limited (Company)

Annex 6: Business license copies of both parties

Annex 7: Passport copies of representatives (Signatories of this agreement) of both parties

Date of signing the agreement: 5th April 2011.

“Company”
Sky Unicorn Holdings Limited
Address: Unit 511, 5/F., Block A, Ming Pao Industrial Centre, 18 Ka Yip Street, Chai Wan, Hong Kong
/s/ Shane R. Mulcahy
BY: Shane R Mulcahy
Title: Director

“Distributor”
MACKINLEY INFOCAPITAL, Inc.
Head office in USA: 468 N. Camden Dr.  Beverly Hills, CA 90210, U.S.A.
Branch in Korea: #1004, Trapalace, 10-1, Sunae-Dong, Bundang-Gu, Seongnam-Si,
Gyeonggi-Do, Korea
/s/ Halen Bach
BY: HALEN BACH
Title: CHAIRMAN

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex 1: Initial price list of the “Products” for “Distributor”

Prices of “BDS SYSTEM” which “Company” supplies to “Distributor” are as follows.

Products	Price
BDS main body system The 3rd generation breast cancer diagnostic system	USD [*]/system
Disposable sensor (1set) 1Set(18 sensors)	USD [*]/1set

_______________________

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex 2:  Asian Countries for exclusive distributor other than Korea

Countries where ‘Distributor” may conclude the contract of exclusive distributor agreement are as follows.

①	THAILAND: Minimum order quantity: [*]BDS Units. Disposable sensor [*]SET

②	VIETNAM: Minimum order quantity: [*]BDS Units. Disposable sensor [*]SET

③	MALAYSIA: Minimum order quantity: [*]BDS Units. Disposable sensor [*]SET

④	CAMBODIA: Minimum order quantity: [*]BDS Units. Disposable sensor [*]SET

⑤	SINGAPORE: Minimum order quantity: [*]BDS Units. Disposable sensor [*]SET

⑥	LAOS: Minimum order quantity: [*]BDS Units. Disposable sensor [*]SET

⑦	MYANMAR: Minimum order quantity: [*]BDS Units. Disposable sensor [*]SET

⑧	JAPAN: Minimum order quantity: [*]BDS Units. Disposable sensor [*]SET

⑨	CHINA: Determine later through discussions between the parties.

_______________________

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex 3: 1st Purchase Order of the “Products” (Initial Purchase Order of 1st Business Year)

“Distributor” shall place an order of BDS System to “Company” on signing this agreement with following contents.

①	1st Purchase Order

Products	Specification	Quantity	Unit Price	Amount
BDS body	The 3rd Generation Products	[*]Systems	USD[*]	USD[*]
Disposable Sensor	1set = 18 sensors	[*]sets	USD[*]	USD[*]
Total Amount		USD660,000.00

②	“Distributor” shall pay above amount of USD660,000.00 under the 1st purchase order partially on following dates,

1st payment date and amount: USD330,000.00 shall be paid within 15 days from signing this agreement.

2nd payment date and amount: After above 1st USD330,000.00 is paid, the 2nd USD330,000.00 shall be paid within 7 days from the date of FDA approval of BDS system in USA or the date of Korea FDA approval of BDS system for its import and sales. (The first approval date out of two approvals shall be applied)

③	“Company” shall complete the supply of the “Products” of the 1st Purchase order within 45 days from receipt of above USD660,000.00.

④
After receipt of above 1st USD330,000.00, “Company” shall provide “Distributor” by 10th May 2011 with the “Products” for submitting to Korea FDA which is necessary for obtaining Approval & Permits for import and sales of the “Products” and for testing in hospitals in the “Territory” regardless of payment schedule of the 2nd USD330,000.00.

⑤	The amount of the 1st purchase order shall be paid to following bank account of “Company”.

Acc Name: Sky Unicorn Holdings Limited

SWIFT:  HSBCHKHHHKH

Bank Address

HSBC Causeway Bay Branch
1/F., Causeway Bay Plaza II,
463-483 Lockhart Road,
Causeway Bay, HK

_______________________

[*]  Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex 4: Certificate of Performance and Functions of the “Products”.

The 3rd Generation BDS machine will utilize the same software as the 1st and 2nd Generation BDS Machines.

It is a stand along Diagnostic Device with the ability to be used for Screening.  The Screening Protocol is being refined and enhanced.

Additional features to be included in Generation 3 BDS are:

Wireless/Bluetooth Capabilities

USB Compatible

Fixed Printer not Recquired

Enhanced and modernized circuitry

Development of Imaging ability

Etc.

A more detailed listing of performance and Functional capability will be provided and will form art of this agreement.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex 5: List of verifying ownership of business right of Sky Unicorn Holdings Limited (Company).

Please refer to Master License Agreement Dated July 27th 2007 and Referenced as EX-10.1 2 Master License Agreement Biofield and the MacKay Group.

Subsequent Distribution Rights were transferred from MacKay Group to Sky Unicorn Holdings Limited in an agreement dated August 14th 2010.

Htpp://www.sec.gov/Archives/edgar/data/1007018/000112178107000222/exhibit10one.htm

Subsequent to that, Biofield acquired 51% of Sky Unicorn Holdings Limited in a Filing dated August 31st 2010.

 http://www.sec.gov/Archives/edgar/data/1007018/0001144204
1004929/v196276_8k.htm

Copies of these agreements have been provided to both signing parties.